UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

_______________________

Date of Report (Date of Earliest Event Reported):                August 16, 2005

eCollege.com

(Exact name of Registrant as specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

One N. LaSalle Street, Suite 1800, Chicago, Illinois 60602

(Address of Principal Executive Offices) (Zip Code)

Telephone: (312) 706-1710

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On August 16, 2005, eCollege.com (the “Company”) issued a press release announcing that the Board of Directors approved a $15 million share repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press release dated August 16, 2005 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2005

eCollege.com
By: /s/ Oakleigh Thorne Oakleigh Thorne, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 16, 2005 issued by the Company.